UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 20, 2005
                                                --------------------------------

                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)


    Delaware                        0-18253                     56-1460497
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(State or other                  (Commission                (I.R.S. Employer
 jurisdiction                    File Number)               Identification No)
 of incorporation)


3400 Latrobe Drive              Charlotte NC                      28211
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           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (704) 362-1115
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02       Election of Director

     On September 20, 2005, the board of directors of the registrant appointed Charles W. Robison to the board of directors to fill a vacancy in the board, to hold office until the next election of directors by the stockholders. The appointment will be effective as of September 20, 2005. There are no arrangements or understandings between the new director and any other person pursuant to which such director was selected as a director. Mr. Robison has not been named to any committees of the board of directors. There have been no transactions between the registrant and Mr. Robison reportable under Item 404(a) of Regulation S-B.

Exhibit 1: Press release announcing new director

EXHIBIT 1:

          Transbotics Appoints Robison to Board of Directors

     CHARLOTTE, N.C.--(BUSINESS WIRE)--Sept. 30, 2005--Transbotics Corporation, (OTCBB: TNSB) (www.transbotics.com), announced that its board of directors had increased the number of the whole board of directors by one and appointed Charles Robison, President of Chicago Pneumatic, a division of Atlas Copco AB, to the board, to hold office until the next election of directors by the stockholders . Mr. Robison has been with Atlas Copco, which is based in Sweden, for 22 years and has been President of Chicago Pneumatic for 7 years. It is one of the largest suppliers of Industrial Power tools in the world.
     "We are delighted to have Charlie join our team," said Bruce Wise, Chairman of the Board of Directors. "As the company grows and increases its production of vehicles, it will be extremely helpful to have a man with Charlie's experience in manufacturing on the Board. He is a conscientious, results-driven worker who is used to managing a very complex, growing business. This is just the kind of experience and knowledge Transbotics needs in the years to come."
     For over 20 years Transbotics Corporation has specialized in the design, development, support and installation of automation solutions with an emphasis on Automatic Guided Vehicles (AGVs). The Company designs, integrates, manufactures, installs and supports automation solutions that efficiently move products and materials in the work place through technologies such as AGVs, robotics, conveyors, palletizers and related products.
     Transbotics provides flexible, automated transportation solutions to a variety of industries, including automotive (tier one supplier), aerospace and defense, food and beverage, paper and allied products, newsprint and publishing, entertainment, microelectronics, plastics and primary metals. Transbotics' current customers include Fortune 500 companies as well as small manufacturing companies.
     This release (including information incorporated by reference herein) may be deemed to contain certain forward-looking statements with respect to the financial condition, results of operation, plans, objectives, future performance and business of the Company. These forward-looking statements involve certain risk, including, without limitation, the uncertainties detailed in Transbotics Corporation Securities and Exchange Commission filings.

     CONTACT: Transbotics Corporation
              Claude Imbleau, 704-362-1115 Ext. 200

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSBOTICS CORPORATION



Date:  September 20, 2005           By:   /s/ Claude Imbleau
                                      ------------------------------------------
                                             Claude Imbleau
                                                 President and CEO
                                                (principal executive officer and
                                                 principal accounting officer)